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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of  1934


Date of Report (Date of earliest event reported):  June 15, 1995 (May 31, 1995)

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                           C.I.S. TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)


        DELAWARE                       0-15457                 73-1199382
(State or other jurisdiction of      (Commission          (I.R.S. Employer
incorporation or organization)       File Number)         Identification Number)


6100 SOUTH YALE, SUITE 1900, TULSA, OKLAHOMA                     74136
  (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code:  918/496-2451



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                                 Page 1 of 133
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                           C.I.S. TECHNOLOGIES, INC.
                     INFORMATION TO BE INCLUDED IN REPORT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
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     On May 31, 1995, the Registrant ("CIS") closed the previously reported
(Form 8-K filed May 19, 1995) agreement (the "Agreement") to acquire 100% of the outstanding capital stock of Hospital Cost Consultants, Inc. ("HCCI"), from MicroBilt Corporation ("MicroBilt") a subsidiary of First Financial Management Corporation ("FFMC") for cash consideration of $10 million. CIS also guaranteed a $5 million short-term note from HCCI to FFMC and has assumed certain contingent cash payment obligations of FFMC to the former shareholders of HCCI. CIS will account for the acquisition as a purchase and accordingly the results of operations of HCCI will be included from the acquisition date.

     HCCI, headquartered in Pleasanton, California, develops, markets, installs and provides technical support for healthcare information systems for hospitals and other healthcare providers. CIS intends to continue such business. HCCI currently offers three products: "Distinction," a managed care contract modeling and management product; "Domain," a decision support product; and "Dividend," a hospital cost accounting product. A fourth product, a managed care capitation product, is scheduled for release in late 1995. HCCI has 80 client contracts representing 100 hospitals throughout the United States. In addition, HCCI has 75 hospital clients in international marketplaces: 60 through distributorships in England, 12 in Australia, 2 in Canada, and 1 in New Zealand.

     In addition to HCCI's software products and the related goodwill resulting from its established relationships with healthcare providers throughout the United States and the world, the principal assets of HCCI consist of cash, receivables, and property and equipment. In determining the amount of consideration to be paid for HCCI, CIS considered HCCI's historical and projected future revenues, earnings and cash flows, and the synergies and cross-selling opportunities between CIS and HCCI.

     There are no material relationships between FFMC or MicroBilt and CIS or any of CIS' affiliates, any director or officer of CIS, or any associate of any such director or officer.

     The source of the $10 million cash consideration for the purchase of HCCI was $8 million from CIS' cash reserves and borrowings of $2 million on CIS' line of credit with General Electric Capital Corporation ("GE Capital"). The HCCI $5 million short-term note guaranteed by CIS bears interest at LIBOR + four percent (4%) per annum and is due on August 31, 1995. CIS may extend the maturity date until December 29,

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                           C.I.S. TECHNOLOGIES, INC.
                     INFORMATION TO BE INCLUDED IN REPORT

1995 at an interest rate of LIBOR + six percent (6%) per annum. The contingent obligations of FFMC to the former shareholders of HCCI, which were assumed by CIS pursuant to an Agreement Concerning Earn-out (a copy of which is attached as an exhibit hereto and incorporated herein by reference), are obligations to pay cash to such former shareholders if HCCI achieves certain levels of financial performance for each year through its fiscal year ending December 31, 1998 (the "Earn-out Obligations"). The Earn-out Obligations arose pursuant to Section 2.2
(b) and "Exhibit B" of the October, 1993 Agreement and Plan of Merger whereby HCCI was acquired by MicroBilt. The amount of the Earn-out Obligation for each HCCI fiscal year is based upon the amount of HCCI's "Net collected revenues" above a "Threshold amount," as such terms are defined in the said Section 2.2
(b). A copy of the said Section 2.2 (b) and "Exhibit B" is included as an exhibit hereto and incorporated herein by reference.

ITEM 5.  OTHER EVENTS.
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     On May 31, 1995, CIS amended its revolving credit facility agreement with
GE Capital dated as of October 15, 1994 (the "Credit Agreement"). The amendment enabled CIS to complete the acquisition of HCCI within the terms, as amended, of the Credit Agreement.

     THE FOREGOING ITEMS 2 AND 5 ARE BRIEF SUMMARIES OF THE TRANSACTIONS DESCRIBED THEREIN; THEY DO NOT PURPORT TO SET FORTH ALL OF THE TERMS THEREOF AND ARE QUALIFIED IN THEIR ENTIRETY BY THE TERMS OF THE AGREEMENT, THE AMENDMENT TO THE CREDIT AGREEMENT AND RELATED DOCUMENTS, COPIES OF WHICH ARE ATTACHED AS EXHIBITS TO THIS REPORT AND ARE INCORPORATED HEREIN BY REFERENCE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(a) and (b) Financial Statements and Pro Forma Financial Information.

     It is impracticable to provide the required financial statements and pro forma information at the time this report is filed. Such financial statements and pro forma information will be filed under the cover of SEC Form 8-K/A on approximately August 10, 1995, but in any event not later than 60 days after this report must be filed.

(c)    Exhibits.

     See the Exhibit Index following the signature page hereto for a list of the Exhibits filed as part of this Report.

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                           C.I.S. TECHNOLOGIES, INC.
                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


C.I.S. TECHNOLOGIES, INC.

/s/ Rebecca L. Speight
- --------------------------------
Rebecca L. Speight
Director, Finance and Accounting
(Principal Accounting Officer)

Date:     June 15, 1995

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                           C.I.S. TECHNOLOGIES, INC.
                                 EXHIBIT INDEX


                                                       Page(s) of
                                                       this Form or
                                                       Report Exhibit
                                                       previously
Number    Description                                  filed*
- ------    -----------                                  ---------------

10.c      Credit Agreement and Annex A to Credit       Form 10-K filed
          Agreement between C.I.S. Technologies,       April 14, 1995
          Inc. and General Electric Capital
          Corporation

10.j      Stock Purchase and Sale Agreement            Form 8-K filed
          (Definitive Agreement by and between         May 19, 1995
          CIS Technologies, Inc., First Financial
          Management Corporation, and MicroBilt
          Corporation)

10.k      First Amendment to Stock Purchase and        6
          Sale Agreement

10.l      Promissory Note                              13

10.m      Corporate Guaranty                           17

10.n      Pledge Agreement                             22

10.o      Accounts Security Agreement                  35

10.p      Agreement Concerning Earn-out                48

10.q      Noncompete Agreement                         55

10.r      First Amendment to Credit Agreement          59

10.s      Accounts Security Agreement                  74

10.t      Intercreditor  Agreement                     86

10.u      Pledge Agreement                             103

10.v      Joinder Agreement                            120

10.w      Section 2.2 (b) and "Exhibit B" to           125
          Agreement of Merger dated October 19,
          1993 between, inter alia, First Financial
          Management Corporation and Hospital Cost
          Consultants Inc., setting out certain
          "Earn-out Obligations" assumed by the
          Registrant.

99.b      Press release dated June 1, 1995             132


*  Incorporated herein by reference

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